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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 1995


                     UNITED NATIONAL BANCORP
     (Exact name of registrant as specified in its charter)


                           New Jersey
         (State or other jurisdiction of incorporation)

         000-16931                      22-2894827
  (Commission File Number)   (IRS Employer Identification No.)

     1130 Route 22 East, Bridgewater, New Jersey  08807-0010
            (Address of principal executive offices)

                         (908) 429-2200
      (Registrant's telephone number, including area code)


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Item 5.   Other Events.

     On November 3, 1995, United National Bancorp ("United") and HUBCO, Inc. ("HUBCO") issued a joint press release announcing the consummation of a joint venture between their wholly owned subsidiaries, Hudson United Bank and United National Bank, under which each will participate equally as owners of a financial services corporation providing data processing, check processing, management information services and other automated record keeping functions for the two banks. The financial services corporation known as United Financial Services, Inc., is located in Mahwah, New Jersey.

     Under the revised Stock Purchase and Stockholder Agreement, a copy of which is included in this filing as an exhibit, the joint venture will be owned by Hudson United Bank and United
National Bank rather than HUBCO and United.



Item 7.   Exhibits.

     99(a)     Press Release dated November 3, 1995

     99(b) Stock Purchase and Stockholder Agreement dated as of October 24, 1995 among HUB Financial Services,
               Inc., HUBCO, Inc., Hudson United Bank, United
               National Bancorp and United National Bank.

     99(c)     Data Processing Service and Clearing Agency
               Agreement dated November 2, 1995 between United
               National Bank and HUB Financial Services, Inc.

     99(d)     Data Processing Service and Clearing Agency
               Agreement dated November 2, 1995 between Hudson
               United Bank and HUB Financial Services, Inc.

     99(e)     Administrative Services Agreement dated November
               2, 1995 between Hudson United Bank and HUB
               Financial Services, Inc.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UNITED NATIONAL BANCORP

Dated: November 17, 1995           By: THOMAS C. GREGOR
                                       -------------------------
                                       Thomas C. Gregor
                                       Chairman, President and
                                          Chief Executive Officer

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                        INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------

   99(a)       Press Release dated November 3, 1995

   99(b) Stock Purchase and Stockholder Agreement dated as of October 24, 1995 among HUB Financial Services,
               Inc., HUBCO, Inc., Hudson United Bank, United
               National Bancorp and United National Bank

   99(c)       Data Processing Service and Clearing Agency
               Agreement dated November 2, 1995 between United
               National Bank and HUB Financial Services, Inc.

   99(d)       Data Processing Service and Clearing Agency
               Agreement dated November 2, 1995 between Hudson
               United Bank and HUB Financial Services, Inc.

   99(e)       Administrative Services Agreement dated November
               2, 1995 between Hudson United Bank and HUB
               Financial Services, Inc.